Investments	12 Months Ended
Dec. 31, 2020
Investments, Debt and Equity Securities [Abstract]
Investments

2.	Investments
The unrealized and realized gains and losses related to equity securities for the year ended December 31, 2020, 2019 and 2018 are as follows:

	Years ended December 31
	2020	2019	2018
	(Millions of yen)
Net gains and (losses) recognized during the period on equity securities	1,959	2,148	(6,092)
Less: Net gains and (losses) recognized during the period on equity securities sold during the period	477	(76)	675
Unrealized gains and (losses) recognized during the period on equity securities still held at December 31.	1,482	2,224	(6,767)

The carrying amount of
non-marketable
equity securities without readily determinable fair value totaled ¥8,559 million and ¥8,448 million at December 31, 2020 and 2019, respectively. The impairment or other adjustments resulting from observable price changes recorded during the year ended December 31, 2020 and 2019 were not significant.
There were no
available-for-sale
debt securities included in short-term investments and investments at December 31, 2020 and 2019, respectively.
The unrealized and realized gains and losses related to debt securities were not significant for the years ended December 31, 2020, 2019 and 2018, respectively.
Time deposits with original maturities of more than three months are ¥71 million and ¥1,767 million at December 31, 2020 and 2019, respectively, and are included in short-term investments in the accompanying consolidated balance sheets.
Investments in affiliated companies accounted for by the equity method amounted to ¥19,634 million and ¥19,988 million at December 31, 2020 and 2019, respectively. Canon’s share of the net earnings in affiliated companies accounted for by the equity method, included in other income (deductions), were losses of ¥994 million and ¥311 million for the year ended December 31, 2020 and 2019 respectively, and earnings of ¥1,414 million for the years ended December 31, 2018.